SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 10, 2005

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

NEVADA	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2100 East Grand Avenue	90245
El Segundo, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On February 10, 2005, the Registrant optionally called for redemption all of the $500,000,000 principal amount of its 7.5% notes due August 8, 2005 and all of the $500,000,000 principal amount of its 6.75% notes due June 15, 2006.

The 7.5% notes will be redeemed on March 11, 2005 at a redemption price equal to the greater of (a) 100% of the principal amount of the notes and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the notes (not including any portion of such payments of interest accrued as of March 11, 2005) discounted to March 11, 2005, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the comparable Treasury rate, plus 20 basis points, plus, in either the case of clause (a) or clause (b), accrued and unpaid interest thereon to March 11, 2005. The Registrant has selected Merrill Lynch Government Securities, Inc. to calculate the redemption price, and Merrill Lynch Government Securities, Inc. has selected the 1.50% U.S. Treasury due July 31, 2005 as the comparable Treasury issue for the purpose of such calculation. In accordance with the indenture, the redemption price will be calculated at 3:30 p.m. (New York City time) on March 8, 2005, the third business day preceding the March 11, 2005 redemption date.

The 6.75% notes will be redeemed on March 11, 2005 at a redemption price equal to the greater of (a) 100% of the principal amount of the notes and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the notes (not including any portion of such payments of interest accrued as of March 11, 2005) discounted to March 11, 2005, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the comparable Treasury rate, plus 25 basis points, plus, in either the case of clause (a) or clause (b), accrued and unpaid interest thereon to March 11, 2005. The Registrant has selected Goldman, Sachs & Co. to calculate the redemption price, and Goldman, Sachs & Co. has selected the 2.75% U.S. Treasury due June 30, 2006 as the comparable Treasury issue for the purpose of such calculation. In accordance with the indenture, the redemption price will be calculated at 3:30 p.m. (New York City time) on March 8, 2005, the third business day preceding the March 11, 2005 redemption date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: February 14, 2005	By /s/ Hayward D. Fisk
Hayward D. Fisk
Vice President, General Counsel
and Secretary

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